UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                              Wynn Las Vegas, LLC
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                      333-98369                 88-0494878
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

     3131 Las Vegas Boulevard South
            Las Vegas, Nevada                                      89109
(Address of Principal Executive Offices)                         (Zip Code)


                                 (702) 770-7555
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

On June 2, 2005, Wynn Resorts, Limited issued a press release announcing operating data for the Wynn Las Vegas casino resort for the period from its opening on April 28, 2005 through May 31, 2005. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits

   (c)  Exhibits:

        Exhibit
        Number        Description
        ------        -----------

         99.1         Press release, dated June 2, 2005, of Wynn
                      Resorts, Limited.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2005

                                            WYNN LAS VEGAS, LLC

                                            By: Wynn Resorts Holdings, LLC,
                                                its sole member

                                            By: Wynn Resorts, Limited, its sole
                                                member

                                            By:  /s/ John Strzemp
                                               -------------------------------
                                                John Strzemp
                                                Chief Financial Officer